Vanguard Russell 2000 ETF
Vanguard Russell 2000 Value ETF
Vanguard Russell 2000 Growth ETF
Vanguard Russell 3000 ETF

Supplement to the Prospectus and Summary Prospectuses
Dated September 16, 2010

Under the heading “Purchase and Sale of Fund Shares,” the text is replaced with the following:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 3348B 082011